Government financing and assistance	12 Months Ended
Jun. 30, 2018
Government Grants [Abstract]
Government financing and assistance
Government financing and assistance
During the year ended June 30, 2018, investment in film and television programs was reduced by $nil (2017 - $2,125) related to production financing from government agencies. This financing is related to participation amounts by government agencies and is repayable from distribution revenue of the specific productions for which the financing was made. In addition, during the year ended June 30, 2018, investment in film has also been reduced by $1,667 (2017 - $3,737) related to non-repayable contributions from the Canadian Media Fund license fee program. During the year ended June 30, 2018, investment in film and television programs has been reduced by $15,618 (2017 - $25,547) for tax credits relating to production activities. Lastly, during the year ended June 30, 2018, the Company received $63,464, in government financing and assistance (2017 - $39,919).

Amounts receivable from the Canadian federal government and other government agencies in connection with production financing represents 36% of total amounts receivable at June 30, 2018 (2017 - 41%). Certain of these amounts are subject to audit by the government agency. Management believes that the net amounts recorded are fully collectible. The Company adjusts amounts receivable from Canadian federal government and other government agencies including federal and provincial tax credits receivable, in connection with production financing, quarterly and yearly, for any known differences arising from internal or external audit of these balances.